INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-31060) of
El Paso Corporation of our report dated March 28, 2001, appearing in this Annual Report on Form 11-K of Coastal
Aruba Refining Company N.V. Thrift Plan for the year ended
December 31, 2001.


/s/ Deloitte & Touche LLP
Deloitte & Touche LLP
Houston, Texas
March 26, 2002